STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Expenses
Audit and legal	$ 17,928	$ 17,213	$ 16,733
Directors' remuneration [note 5]	36,000	36,000	36,000
Office and miscellaneous	4,693	742	4,713
Operating Expenses, Total	58,621	53,955	57,446
Other income (loss)
Foreign exchange gain (loss)	7,038	18,781	(27,812)
Interest income	208	1,199	0
Accretion income [note 3]	63,290	68,869	79,655
Loss on note receivable [note 3]	(57,485)	0
Other income (loss), Total	13,051	88,849	51,843
Net income (loss) and comprehensive income (loss) for the year	$ (45,570)	$ 34,894	$ (5,603)
Basic and diluted net income (loss) per common share	$ 0.00	$ 0.00	$ 0.00
Weighted average number of common shares outstanding
- basic and diluted	10,950,000	10,950,000	10,950,000